UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 7, 2008

Virginia Electric and Power Company
(Exact Name of Registrant as Specified in Its Charter)

Virginia (State or other jurisdiction of incorporation)	1-2255 (Commission File Number)	54-0418825 (IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia (Address of Principal Executive Offices)	23219 (Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 1, 2008, Jay L. Johnson will resign from his position as President and Chief Operating Officer – Dominion Virginia Power of Virginia Electric and Power Company (the “Company”).  Subject to approval by the Company’s Board of Directors, effective June 1, 2008, David A. Heacock will be elected as President and Chief Operating Officer – Dominion Virginia Power.  Since October 1, 2007, Mr. Heacock, age 50, has served as Senior Vice President – Dominion Virginia Power.  Prior to that, Mr. Heacock served as Senior Vice President – Fossil & Hydro from April 1, 2005 to September 30, 2007 and Vice President – Fossil & Hydro System Operations from December 1, 2003 to April 1, 2005.  Mr. Heacock also served as Site Vice President – North Anna from April 28, 2000 to December 1, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRGINIA ELECTRIC AND POWER COMPANY Registrant

/s/ James P. Carney
James P. Carney Vice President and Assistant Treasurer

Date: May 9, 2008